UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2023

VOLTA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39508	35-2728007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 De Haro Street
San Francisco, CA 94103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 264-2208

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	VLTA	New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	VLTA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 20, 2023, Volta Inc. (“Volta”) received a letter from the U.S. Department of Energy’s (“DOE”) Title XVII Innovative Clean Energy Loan Guarantee Program under the Renewable Energy Projects and Efficient Energy Projects Solicitation No. DE-SOL-0007154 inviting Volta to enter into the due diligence process. Volta first applied for a loan under this program on August 2, 2021. The DOE Loan Programs Office (“LPO”) invitation includes LPO performing its due diligence of Volta’s electric vehicle charging station installation project (the “Project”).

Volta’s management believes that the due diligence stage would likely take between three and six months. There is no assurance that Volta’s application will proceed beyond the due diligence stage and receive a conditional commitment or an eventual loan.

If Volta’s proposed transaction with Shell USA, Inc. (“Shell”) were not to close, Volta does not have the capital to continue to operate the business without raising additional debt or equity capital, which may not be available. If unavailable, Volta would need to commence voluntary bankruptcy proceedings. Furthermore, if Volta were to be successful in securing a loan from LPO, the DOE LPO loan would only fund a portion of the capital expenditures required to install the Project, and Volta would need to raise additional capital to fund its share of the capital expenditures associated with the Project. There is no assurance that additional investment capital would be available to Volta.

In connection with the upcoming special meeting of Volta’s stockholders on March 29, 2023, the Volta board of directors unanimously recommends that stockholders vote (a) “FOR” the proposal to adopt the merger agreement and (b) “FOR” the adjournment proposal.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed transaction involving Shell and Volta. In connection with the proposed transaction, on February 21, 2023, Volta filed with the SEC a definitive proxy statement on Schedule 14A (the “Proxy Statement”). Promptly after filing the Proxy Statement with the SEC, Volta mailed the Proxy Statement and a proxy card to each stockholder of Volta entitled to vote at the special meeting relating to the proposed transaction. The Proxy Statement contains important information about the proposed transaction and related matters.

STOCKHOLDERS OF VOLTA ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT VOLTA HAS FILED OR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors may obtain free copies of the Proxy Statement and other relevant documents filed by Volta with the SEC at the SEC’s website at www.sec.gov. Copies of the Proxy Statement and the filings that will be incorporated by reference therein may also be obtained, without charge, on Volta’s website at investors.voltacharging.com or by contacting Volta Investor Relations at drew@voltacharging.com. In addition, you may obtain a copy of these materials, without charge, upon written request to: Volta Inc., 155 De Haro Street, San Francisco, California 94103, Attention: Corporate Secretary.

Participants in the Solicitation

Volta and its directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Volta’s directors and executive officers is available in Volta’s proxy statement filed with the SEC on June 13, 2022, in Volta’s current reports on Form 8-K filed with the SEC on June 13, 2022, July 12, 2022, August 2, 2022, January 6, 2023, and in the Proxy Statement. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement. Investors should read the Proxy Statement and other relevant documents carefully and in their entirety before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts, including but not limited to statements regarding Volta’s ability to secure a loan from the U.S. Department of Energy Loan Programs Office, or Volta’s anticipated use of proceeds from any loan facility provided by the U.S. Department of Energy. All statements included in this Current Report on Form 8-K other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are based on current expectations and assumptions about future events and currently available information as to the outcome and timing of future events. Such statements are inherently subject to numerous business, economic, competitive, regulatory and other risks and uncertainties, most of which are difficult to predict and many of which are beyond Volta’s control. No assurance can be given that such expectations will be correct or achieved or that the assumptions are accurate or that any transaction will ultimately be consummated. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the transaction, including the risks that (a) the transaction may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain Volta stockholder approval of the merger agreement, and (c) other conditions to the consummation of the merger under the merger agreement may not be satisfied; (2) the possibility of the termination of the merger agreement and the effects that any termination of the merger agreement may have on Volta or its business, including the risks that Volta’s stock price may decline significantly and that Volta may not be able to continue as a going concern if the transaction is not completed; (3) the effects that the announcement or pendency of the merger may have on Volta and its business, including the risks that as a result (a) Volta’s business, operating results or stock price may suffer, (b) Volta’s current plans and operations may be disrupted, (c) Volta’s ability to retain or recruit key employees may be adversely affected, (d) Volta’s business relationships (including with customers and suppliers) may be adversely affected, or (e) Volta’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the merger agreement places on Volta’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against Volta and others; (6) the risk that the transaction and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; (8) Volta’s ability to secure conditional commitment or final approval of a loan from the U.S. Department of Energy; and (9) other factors described under the heading “Risk Factors” in Part I, Item 1A of Volta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Quarterly Reports on Form 10-Q, each as updated or supplemented by subsequent reports that Volta has filed or files with the SEC. These risks and uncertainties may be impacted by the COVID-19 pandemic (including supply chain constraints, labor shortages and inflationary pressure). Potential investors, stockholders and other readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which such statement is made. Should one or more of the risks or uncertainties described in this Current Report on Form 8-K occur, or should underlying assumptions prove incorrect, Volta’s actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Except as otherwise required by applicable law, Volta undertakes no obligation to publicly correct or update any forward-looking statement after it is made, whether as a result of new information, future events or circumstances after the date of this Current Report on Form 8-K, or otherwise.

Item 9.01 Other Events.

(d)

Exhibit No.	Description
99.1	Letter from the U.S. Department of Energy Loan Programs Office, dated March 17, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLTA INC.

By:	/s/ Michelle Kley
Name:	Michelle Kley
Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

Date: March 21, 2023

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